SCHEDULE 14A
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SCHEDULE 14A INFORMATION
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Benihana Inc.
(Name of Registrant as Specified in its Charter)

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The following materials may be used by representatives of the Benihana Inc. (the "Company") in discussions with stockholders of the Company, in connection with the Company's current solicitation of proxies for its 2004 annual meeting of stockholders, scheduled for September 28, 2004. Accordingly, the Company is filing the following materials as definitive additional proxy materials pursuant to Section 14(a) of the Securities Exchange Act of 1934.



Management Presentation

September 2004

Forward-Looking Statements

- This presentation contains various "forward-looking statements" made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent our expectations or beliefs concerning future events, including unit growth, future capital expenditures, and other operating information.
- A number of factors could, either individually or in combination, cause actual results to differ materially from those included in the forward-looking statements, including changes in consumer preferences, fluctuations in commodity prices, availability of employees, changes in the economy, trend cycles in the industry, and in consumer disposable income, competition, availability of locations, weather conditions in areas in which we and our franchisees operate, acceptance of our concepts, changes in governmental laws and regulations, ability to complete construction and obtain governmental permits on a reasonably timely basis and other factors that we cannot presently foresee.

Overview

The Management and Board of Directors of Benihana Inc. Want To Keep Benihana Inc.

- ***FULLY TRANSPARENT***
- ***PROFITABLE***
- ***GROWING***
- ***APPRECIATING***

For All Shareholders

Vote The White Proxy

The Issue

Benihana of Tokyo and Rocky Aoki Family (BOT)

- *Benihana of Tokyo, Inc. (BOT), The Principal Common Shareholder Owned By The Benihana Protective Trust, Controlled By Rocky Aoki's Three Children, Kana Aoki, Kevin Aoki and Kyle Aoki, Wants to Dominate The Board Of Directors To Further Its Own Interests*

What Sparked The Situation

- *A Financing Designed to Facilitate Benihana Inc.'s Future Growth That The Rocky Aoki Family Views as Counter to Its Interests*

Management & Board Objectives

- Maximize Value Creation for <u>All</u> Shareholders
- Sustain Top and Bottom Line Growth
- Build Equity Value of Benihana Brand
- Expand Existing Restaurant Concepts
- Effect Judicious Accretive Acquisitions
- Continue Financial Strength and Capability
- Commitment to Corporate Integrity
- Corporate Governance Best Practices
- Have the Company be Regarded Highly by Shareholders, Employees, Suppliers, Customers

Management & Board Completely Aligned With Outside Shareholders

- Commitment to highest ethical standards
- 9-member Board includes 5 highly regarded independent directors (as defined by NASD listing standards)
- Company adopted key governance provisions of NASDAQ and Sarbanes-Oxley before required
- Non-management Directors' fees: modest $12,000 annually, $1,000 for each meeting attended, annual 10,000-share options for Class A Stock
- Management compensation: modest salaries and performance bonuses based on successful results, plus participation in stock option plan





BENIHANA

Management

Management Team

Joel A. Schwartz, President & CEO

- With Benihana 24 years; named President in 1982. CPA
- Responsible for Benihana's growth and development over the years
- Effected expansion and acquisitions to broaden and diversify Company's Asian-themed restaurant base
- Insists that acquisitions be accretive and has management team that will remain
- Leading Company into its 40th year by initiating program to revitalize earlier developed Benihana Teppanyaki restaurants and development of a prototype for future growth, while growing Company's other restaurant concepts
- Candidate for Class A Director's seat
- Board member since inception as a public entity in 1982
- Compensation Paid (2004): $396,529
- Owns 38,333 Common and 408,249 Class A shares (including options)

Management Team

Taka Yoshimoto, Executive Vice President-Restaurant Operations

- With Benihana 25 years
- Oversees day to day operations of teppanyaki restaurant chain
- Provides oversight to the management of Haru and RA Sushi
- Skilled and experienced in establishing and maintaining restaurant operating standards
- Responsible for managing costs, including introduction of new menu items. Oversees the training of chefs as well as fulfilling customer satisfaction
- Involved in new redesign effort
- Thoughtful, loyal, active Board member and 100% committed to Benihana, which he joined out of graduate school
- Compensation Paid (2004): $225,469
- Owns 25,500 Common and 225,450 Class A shares (including options)

Management Team

Michael R. Burris, Senior Vice President – Finance and Treasurer

- CPA
- Joined Benihana in 1995; former partner with Deloitte & Touche LLP specializing in Restaurant Industry
- Consistently applies rigorous reporting and financial monitoring standards, upgrading quality of management and shareholder information; instituted POS computer network to effectively oversee daily activities and results of each restaurant
- Responsible for banking negotiations and relationships, as well as corporate financing activities
- Compensation Paid (2004): $192,765
- Owns 21,500 shares of Common Stock and 241,737 Class A shares (including options)

Corporate History

1964	First Benihana Opens in Manhattan
1983	IPO
1995	Acquired 17 Teppan Restaurants From Benihana of Tokyo (which had been allowed to fall into disrepair under Rocky Aoki management)
1997	Acquisition of 9 Rudy's Teppanyaki Restaurants
1998	Rocky Aoki Resigns as Chairman Facing Federal Criminal Charges
1999	Acquisition of Haru
2001	Public Sale of 1.0 million Class A Shares
2002	Acquisition of RA Sushi
2003	Elects 2 New Directors, Increasing Independent Board Membership
2003	Commissions WD Partners Redesign Study of Teppan Chain
2004	Arranges $20 Million Preferred Equity Financing

Five Year Operating Results



Restaurant Sales
Total Units
220
200
180
160
140
120
100
75
70
65
60
55
50
45
Restaurant Sales ($ Millions)
Total Units
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004

Five Year Operating Results


Total Revenue
Net Income
EBITDA
200
150
100
50
0
Total Revenue ($ Millions)
28
23
18
13
8
3
Net Income ($ Millions)
EBITDA ($ Millions)
Fiscal 2000
Fiscal 2001
Fiscal 2002
Fiscal 2003
Fiscal 2004

2000 - 2004 Operating Overview

- Accelerated Growth Strategy
  - Invested in new teppanyaki restaurants, refurbished units, acquired young, promising, vibrant chains with expansion capabilities
  - Program involved heavy investments in people, facilities, expanding and training staff, and start-up expenses
- Undertaken Largest Store Expansion Ever
  - Capital expenditures totaled $87.7 million for the past five years
  - Acquisitions of Haru and RA Sushi were a total of $19.8 million
  - Soft opening costs, principally rent, averaged $1 million for the period from 2000 to 2004
  - 23 restaurants opened or acquired – 10 Teppanyaki, 5 Haru, 7 RA Sushi and 1 Doraku
  - 5 Restaurants currently under development, 1 Teppanyaki, 2 Haru and 2 RA Sushi
- Restaurant business hit by 9/11, general economic slump, rising commodity costs
  - Increased labor, workers comp and related (health) costs, offset by prompt Benihana management action sharply lowering controllable expenses
  - Developed initiatives to reduce increased commodity cost impact
  - Launched study to achieve design and construction economies for future teppanyaki restaurants, as well as to apply to existing restaurants, to meet future market demands

12-Year Common and Class A Stock Performance


COMMON
COMPARATIVE RETURNS
Range - Period Monthly 144 Mo. Period
Securities Crncy Prc Appr Total Ret Difference Annual Eq
1 BHAN US Equity 997.39 % 997.39 % 772.45 % 22.08 %
2 CCMP Index 224.94 % 224.94 %* 10.31 %
3 CIND Index 151.87 % 151.87 %* -73.07 % 8.00 %
(* = No dividends or coupons)
BENIHANA INC
NASDAQ COMPOSITE INDEX
NASDAQ INDUSTRIAL INDEX
Copyright 2004 Bloomberg L.P.


CLASS A
COMPARATIVE RETURNS
Range - Period Monthly 144 Mo. Period
Securities Crncy Prc Appr Total Ret Difference Annual Eq
1 BNHNA US Equity 1616.63 % 1616.63 % 1391.69 % 26.72 %
2 CCMP Index 224.94 % 224.94 %* 10.31 %
3 CIND Index 151.87 % 151.87 %* -73.07 % 8.00 %
(* = No dividends or coupons)
BENIHANA INC-A
NASDAQ COMPOSITE INDEX
NASDAQ INDUSTRIAL INDEX
Copyright 2004 Bloomberg L.P.

1-Year Common and Class A Stock Performance


COMMON
COMPARATIVE RETURNS
Range 7/31/03 - 7/30/04 Period M Monthly 12 Mo. Period
Securities Crncy Prc Appr Total Ret Difference Annual Eq
1 BNHN US Equity USD 20.44 % 20.44 % 11.15 % 20.44 %
2 CCMP Index USD 8.78 % 9.29 % 9.29 %
3 CIND Index USD 15.40 % 15.70 % 6.41 % 15.70 %
(* = No dividends or coupons)


CLASS A
COMPARATIVE RETURNS
Range 7/31/03 - 7/30/04 Period M Monthly 12 Mo. Period
Securities Crncy Prc Appr Total Ret Difference Annual Eq
1 BNHNA US Equity USD 20.90 % 20.90 % 11.60 % 20.90 %
2 CCMP Index USD 8.78 % 9.29 % 9.29 %
3 CIND Index USD 15.40 % 15.70 % 6.41 % 15.70 %
(* = No dividends or coupons)

Management Accomplishments

Maintained Strong Benihana Brand	▪ As strong as any consumer franchise
Built 10 New Teppanyaki Units in 5 Years	▪ Also expanded existing units, effectively adding 1.5 restaurants annually through better space utilization
Acquired Total of 26 Teppanyaki Restaurants from BOT and Rudy's	▪ Refurbished and brought each up to Benihana standards
Acquired 2 Haru Units	▪ Now 5 units in Manhattan, 2 more under development ▪ Highly successful, profitable, cash-flow positive ▪ Recent comparable store sales gains of approximately 6% (1st Quarter)
Acquired 4 RA Sushi Units	▪ Now 7 units, from San Diego to Chicago ▪ High energy, vibrant chain appealing to younger crowd ▪ Strong cash flow, profitable, recent comparable store sales gain of approximately 10% (1st Quarter)
W.D. Partners Hired to Refresh Teppanyaki Units	▪ Noted restaurant design firm developing plans to revitalize established locations and prototype for building exciting new units ▪ Will achieve fresh look, consistent with established image ▪ Will improve service, better utilize space, effect economies

A Sketch of Future Teppanyaki Restaurants


BENIHANA
ENTRY

Cross Section of Suggested Prototype



Server Station
Community Table
Bar
Hostess Stand
Coat Check
BOH
Rest rooms
Sushi Bar
Server Station
Future Expansion
FLOOR PLAN

Dimensional View of Suggested Prototype


BOH
BIRDS EYE

Growth Objectives

- Build two new Benihana teppanyaki restaurants annually
- Update approximately 20 teppanyaki restaurants over five years
- Expand Haru outside New York Metro area in the Northeast
- Build 4-6 RA Sushi units annually, with accelerated growth in FY06-07
- Annual comp sales increases of at least 3% for foreseeable future and increased profitability
- Effect accretive acquisitions

Financial Plan

- Cash flow from operations approximates $20 million annually
- Commissioned Morgan Joseph investment firm to analyze Company's financial needs and alternative plans to raise necessary capital. Determined existing bank lines insufficient to achieve growth objectives
  - Comparative study involved bank, high yield or convertible debt, or follow on stock offering
  - Convertible preferred determined most efficient, cost effective and achievable
  - Presented proposed term sheet for convertible preferred offering to Board; approved unanimously with three abstentions
- BFC Financial (NasdaqNM: BFCF) expressed interest to Morgan Joseph regarding participation because of its confidence in management and the Benihana brand
- With full Board approval (three abstentions), Benihana entered into agreement for $20 million in convertible preferred financing with BFC Financial
- The preferred financing, at favorable terms for Benihana, will facilitate expansion of bank lines on more favorable terms

General Terms of Preferred Financing

- Convertible into Common at $19.00 per share (26% premium on date of first close)
- 5.0% cash dividend
- Votes on an "as if converted" basis on all matters voted by Common shares
- First $10 million of $20 million preferred stock issued on July 1, 2004
- The balance of $10 million is to be dispersed from time to time commencing first anniversary of closing at Benihana's discretion, saving interest costs until funds actually are needed
- Holder of preferred entitled to nominate one director and one additional director in event dividends not paid for two consecutive quarters (BFC has declined to nominate a director at this time)
- Preferred stock subject to redemption at original issue price 10 years from closing, in cash or common shares at Benihana's option
- Redeemable by Company three years from date of issuance, if price of common stock exceeds $38 per share for 60 consecutive trading days

The Benihana Protective Trust

The Aoki Family puts its fixation about control above the best interests of the other Benihana Shareholders

Rocky Aoki Family vs. Public Shareholders

- The Benihana Protective Trust Controlled by Rocky Aoki's three children – Kana Aoki, Kevin Aoki and Kyle Aoki – is the owner of Benihana of Tokyo, Inc. which:
  - Holds 1,535,668 shares of Common Stock
  - Has 43.6% voting control of the Common Stock on record date, with only 16.3% of the economic ownership
  - Owns 116,754, or 1.9%, of Class A Stock on record date
- Characteristics of Common Stock and Class A Stock
  a. Common Stock
     - Convertible into Class A Common stock on a one-for-one basis
     - Common has one vote per share
     - Votes as a class to elect 75% members of the Board of Directors
  b. Class A Stock
     - 1/10th vote per share
     - Votes as a class to elect 25% of the members of the Board of Directors

About Rocky Aoki Family

- Without authorization, Rocky Aoki solicited proposals to counter the preferred financing, none of which had economic merit or benefit to Benihana, other than perpetuation of BOT's voting control
- The business activities of Rocky Aoki are at best checkered
  - Rocky Aoki in 1981 charged by the SEC with insider trading in Hardwicke Company stock, resulting in settlement with SEC by Aoki
  - In 1991, as a result of a Class Action Shareholder lawsuit, a Special Litigation Committee of the Board of Directors investigating allegations of misappropriation, conversion and waste of Benihana assets, determined the existence of an undisclosed promotional contract between Rocky Aoki (then a Director and Chairman of the Benihana Board) and Kirin Beer, Japan, and recommended disgorgement by Aoki of his fees and that they be paid to the Company
  - Pleaded guilty in Federal Court in 2000 to a felony involving insider trading in Spectrum Information Technologies – in consequence, Rocky Aoki is not qualified to serve as an officer or director or have a controlling interest as a shareholder in a corporation which holds a license from the State Liquor Authority in any of the States in which Benihana sells alcoholic beverages
- BOT restaurants bought in 1995 by Benihana from Rocky Aoki, required nearly $17 million of capital investments, because, under Rocky Aoki's management, they had been allowed to fall into disrepair and suffered from overdue, unpaid trade debt. Following the acquisition of these units, and under Benihana Inc. management, their sales increased 52% and operating profits rose 76%
- Advancing BOT's own candidate to Benihana's board is first step in attempting takeover

BOT's Objection to Preferred Financing

- ***Will Dilute BOT's Voting Control without regard to Benihana's needs and interests of all shareholders***



BENIHANA

Our Candidates --

- **Demonstrated Experience**
- **Commitment**
- **Restaurant Industry Knowledge**
- **Solid Track Records**

Benihana Board Nominees

Joel A. Schwartz – Class A Director

- As President and CEO, he has been instrumental in...
  - Moving Benihana forward
  - Spearheading acquisitions to add new concepts
  - Retaining the vitality of the Benihana brand
  - Maintaining the Company's financial strength
- Background
  - CPA
  - Named President in 1982, two years after joining Company
  - Board member since inception as a public entity in 1982
- Highlights
  - Responsible for Benihana's growth and development over the years
  - Effected expansion and acquisitions to broaden and diversify Company's Asian-themed restaurant base
  - Insists that acquisitions be accretive and has management that will remain
  - Personally oversees all new site developments with high degree of success

Benihana Board Nominees

Yoshihiro Sano – Common Director

- Yoshihiro Sano is highly experienced, with broad food service industry knowledge
- Founder of Pacific Alliance Group, an investment banking firm specializing in cross border transactions, primarily involving Japan and the U.S. He renders advice on mergers, acquisitions and divestitures; assisting, negotiating and structuring transactions and due diligence
- Publisher of the U.S.-Japan Food Industry Report; authored books on cross border transactions. Holds B.A. degree in Economics, UCLA; MBA in Finance and MSBA in International Finance, USC. Member, Culinary Institute of America. As Ernst & Young Partner, formed Japanese Business Group, assisting numerous U.S. firms in establishing relationships with Japanese strategic partners
- He enjoys personal relationships with key, decision-making executives at many Japanese food service companies and explores Japanese market for Asian food concepts applicable to U.S. He has helped to form strategic business alliances, including joint ventures, distribution and licensing agreements. Serves as consultant to food industry in Japan and U.S.
- In Japan, counseled Zensho Co., Ltd., operator of Coco's, Wendy's and El Torito restaurants; Duskin Co., Ltd., operator of Mr. Donut chain; Strawberry Cones, Japanese pizza delivery chain and restaurant operator; Kyotaru Co., Ltd., Japanese sushi chain
- In U.S., served as advisor to Restaurant Associates, with operations on east and west coasts, and The Riese Organization, New York area restaurant group. Pacific Alliance retained by England's Compass Group, PLC, world's largest contract food service company, assisting in major acquisitions and food service industry investments

Summary

- *Benihana Inc. Has an Exciting and Rewarding Future*
- *Your Support Will Help Assure That It Is Realized*
- *Vote The White Proxy and Return It Now*

Call Georgeson Shareholder at 866-432-2791 If You Need More Information